UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2025

Performant Healthcare, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35628	20-0484934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 South Pine Island Road, Suite 150 Plantation, FL (Address of principal executive offices)	33324 (Zip Code)

Registrant’s telephone number, including area code: (925) 960-4800

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.0001 per share	PHLT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On October 21, 2025 (the “Closing Date”), Continental Buyer, Inc., a Delaware corporation (“Parent”), completed the previously announced acquisition of Performant Healthcare, Inc., a Delaware corporation (the “Company”), pursuant to the Agreement and Plan of Merger, dated as of July 31, 2025 (the “Merger Agreement”), by and among the Company, Parent and Project Prevail Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”). Pursuant to the terms of the Merger Agreement, on the Closing Date, Merger Sub merged with and into the Company (the “Merger”), with the Company surviving as a wholly-owned subsidiary of Parent (the “Surviving Corporation”).

The description of the Merger Agreement and the transactions contemplated thereby (including, without limitation, the Merger) in this Current Report on Form 8-K does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 1, 2025, and incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 1.02.

In connection with the consummation of the Merger, on the Closing Date, the Company terminated all outstanding commitments, including commitments to issue letters of credit, under the Credit Agreement, dated as of October 27, 2023, as amended (the “Company Credit Agreement”), by and between the Company, the lenders party thereto from time to time and Wells Fargo Bank, National Association, as agent. In connection with the termination of the Company Credit Agreement, all outstanding obligations for principal, interest and fees under the Company Credit Agreement were paid in full, and all liens and guarantees related thereto were released and terminated.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and under Item 3.03, Item 5.01, Item 5.02 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

At the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.0001 per share, of the Company (collectively, the “Shares”) issued and outstanding immediately prior to the Effective Time (other than any Shares held by (i) the Company as treasury stock or held directly by Parent or Merger Sub (or any direct or indirect wholly owned subsidiaries of the Company, Parent, or Merger Sub) or (ii) stockholders who have not voted in favor of, or consented in writing to, the adoption and approval of the Merger Agreement, and who are entitled to and have properly demanded appraisal of such Shares in accordance with Section 262 of the DGCL) was cancelled and converted into the right to receive an amount in cash, without interest, equal to $7.75 (the “Merger Consideration”).

As of immediately prior to the Effective Time, each option to purchase Shares (each, a “Company Stock Option”), whether vested or unvested, that was outstanding immediately prior to the Effective Time, was canceled and converted into the right to receive (without interest) a lump sum cash payment (less applicable withholding taxes), equal to the product of (i) the total number of Shares underlying such Company Stock Option multiplied by (ii) the excess, if any, of the Merger Consideration over the per share exercise price of such Company Stock Option.

As of immediately prior to the Effective Time, each restricted stock unit award (or portion thereof) subject to time-based vesting restrictions, whether vested or unvested, that was outstanding immediately prior to the Effective Time (each, a “Company RSU”) was automatically canceled in consideration for the right to receive a lump sum cash payment (less applicable withholding taxes), equal to (i) the total number of Shares underlying such Company RSU multiplied by (ii) the Merger Consideration.

As of immediately prior to the Effective Time, each restricted stock unit award (or portion thereof) subject to performance-based vesting conditions, that was outstanding immediately prior to the Effective Time (each, a “Company PRSU”), (A) to the extent not vested, was deemed to have satisfied such performance vesting conditions at 100% of target and had any time-based vesting conditions waived and (B) was canceled in consideration for the right to receive a lump sum cash payment (less any applicable withholding taxes), equal to (i) the number of Shares underlying such Company PRSU multiplied by (ii) the Merger Consideration.

The foregoing summary does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on August 1, 2025, which is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

On the Closing Date, the Company notified The Nasdaq Stock Market LLC (“Nasdaq”) of the consummation of the Merger and requested that Nasdaq file with the SEC a Form 25 Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to delist the Company’s Shares from Nasdaq and deregister the Company’s Shares under Section 12(b) of the Exchange Act. Trading of the Company’s Shares on Nasdaq was halted prior to the opening of trading on the Closing Date.  The Company intends to file with the SEC a Certification and Notice of Termination on Form 15 to deregister the Company’s Shares and suspend the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.03.

As a result of the Merger, each of the Company’s Shares that was issued and outstanding immediately prior to the Effective Time (except as described in Item 2.01 of this Current Report on Form 8-K) was cancelled and converted automatically, at the Effective Time, into the right to receive the Merger Consideration. Accordingly, at the Effective Time, the holders of the Company’s Shares ceased to have any rights as stockholders of the Company, other than the right to receive the Merger Consideration.

Item 5.01.	Change in Control of Registrant.

The information set forth in the Introductory Note and Items 2.01, 3.01, and 5.03 of this Current Report on Form 8-K is incorporated herein by reference into this Item 5.01.

As a result of the Merger, at the Effective Time, a change in control of the Company occurred and the Company became a wholly-owned subsidiary of Parent.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 5.02.

In connection with the Merger, as of the Effective Time, Lisa C. Im, James LaCamp, William D. Hansen, Shantanu Agrawal, Eric Yanagi, Bradley M. Fluegel and Simeon Kohl each resigned from the board of directors of the Company (the “Company Board”) and from any and all committees thereof on which they served and ceased to be directors of the Company. At the Effective Time, in accordance with the terms of the Merger Agreement, (i) the directors of Merger Sub immediately prior to the Effective Time, David Pierre and TG Ganeshan, became the directors of the Surviving Corporation and (ii) the officers of Merger Sub immediately prior to the Effective Time became the officers of the Surviving Corporation.

Item 5.03.	Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Pursuant to the Merger Agreement, at the Effective Time, the Company’s certificate of incorporation and by-laws were amended and restated in their entirety. Copies of the Fourth Amended and Restated Certificate of Incorporation and the Third Amended and Restated By-laws are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1*
Agreement and Plan of Merger, by and among Parent, Company and Merger Sub, dated July 31, 2025 (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed August 1, 2025).

3.1	Fourth Amended and Restated Certificate of Incorporation of Performant Healthcare, Inc.
3.2	Third Amended and Restated By-Laws of Performant Healthcare, Inc.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

* All schedules to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 21, 2025
PERFORMANT HEALTHCARE, INC.

	By:	/s/ Rohit Ramchandani
Rohit Ramchandani
Chief Financial Officer